UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 7, 2005


                             EarthShell Corporation
             (Exact name of registrant as specified in its charter)


             DELAWARE                      333-13287              77-0322379
  (State or other jurisdiction            (Commission         (I.R.S. Employer
of incorporation or organization)         File Number)       Identification No.)


3916 State St. Suite 110, Santa Barbara, CA                          93105
 (Address of Principal Executive Offices)                         (Zip Code)


                                  805-563-7590
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On July 7, 2005, Earthshell Corporation (the "Company") announced that Essam Khashoggi (the Company's founder and director), John Daoud and Layla Khashoggi would not seek re-election to the Company's Board of Directors. The Company's press release announcing the foregoing is attached as exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not applicable
        (b) Not applicable
        (c) Press Release, dated July 7, 2005, entitled "Earthshell Corporation Board Chairman to Retire"


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EarthShell Corporation


Date: July 13, 2005                     By: /s/ D. SCOTT HOUSTON
                                            ------------------------------------
                                            Name:  D. Scott Houston
                                            Title: Chief Financial Officer


                                       3


                               INDEX TO EXHIBITS

NO.                 DESCRIPTION

99.1 Press Release, dated July 7, 2005, entitled "Earthshell Corporation Board Chairman to Retire"